                     WaMu Mortgage Pass-Through Certificates
                                Series 2002-AR19

                               Marketing Materials

                                $[1,944,000,000]
                         (Approximate Notional Balances)

                             Class X-1 and Class X-2

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

                          [RBS Greenwich Capital LOGO]

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                          Date Prepared: December 12, 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR19
                                [$1,944,000,000]
           (Approximate Notional Balance, Subject to +/- 10% Variance)
                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

==============================================================================================================================
                Principal        WAL (Yrs) To     Pmt Window (Mths)
                 Amount          Auct or Wtd       To Auct or Wtd      Certificate                          Expected Ratings
Class (1)     (Approx.) (2)    Avg Roll/Mat (3)   Avg Roll/Mat (3)    Interest Rate       Tranche Type     [Moody's/S&P/Fitch]
---------  ----------------   ----------------   -----------------   -------------   --------------------  -------------------
   X-1          Notional (4)         N/A                  N/A             (5)         Senior Interest Only       Aaa/AAA/AAA
   X-2          Notional (4)         N/A                  N/A             (6)         Senior Interest Only       Aaa/AAA/AAA
   A-1      $    215,000,000       0.50/NA              1-12/NA         Fixed (7)             Senior             Aaa/AAA/AAA
   A-2      $    355,000,000       1.00/NA              1-20/NA         Fixed (7)             Senior             Aaa/AAA/AAA
   A-3      $    146,000,000       2.00/NA             20-28/NA         Fixed (7)             Senior             Aaa/AAA/AAA
   A-4      $    265,000,000       3.00/NA             28-46/NA         Fixed (7)             Senior             Aaa/AAA/AAA
   A-5      $    114,600,000       4.29/NA             46-58/NA         Fixed (7)             Senior             Aaa/AAA/AAA
   A-6      $    348,400,000       4.84/NA             58-58/NA         Fixed (7)             Senior             Aaa/AAA/AAA
   A-7      $    395,000,000      2.60/3.34           1-59/1-360        Fixed (8)             Senior             Aaa/AAA/AAA
   A-8      $    105,000,000       2.58/NA              1-58/NA         Fixed (7)             Senior             Aaa/AAA/AAA
    R       $            100                                                             Senior/Residual         Aaa/AAA/AAA
   B1       $     21,000,000               Information Not Provided Hereby                 Subordinate            Aa2/AA/AA
   B2       $     16,000,000                                                               Subordinate              A2/A/A
   B3       $      8,000,000                                                               Subordinate           Baa2/BBB/BBB
   B4       $      3,000,000                                                               Subordinate            Ba2/BB/BB
   B5       $      3,000,000               Privately Offered Certificates                  Subordinate              B2/B/B
   B6       $      4,999,900                                                               Subordinate             NR/NR/NR
==============================================================================================================================
Total:      $[2,000,000,000]

(1) The Class A Certificates (other than the Class A-7 Certificates) are subject to a Mandatory Auction Call on the Distribution Date in [October 2007], the "Auction Distribution Date."

(2) The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(3) WAL and Payment Window for the Class A Certificates (other than the Class A-7 Certificates) are shown to the Auction Distribution Date. WAL and Payment Window for the Class A-7 Certificates are shown to the Weighted Average Roll (as described herein) and to maturity.

(4) On each Distribution Date on or prior to the Distribution Date in [October 2007] and [November 2007], the Notional Amount of the Class X-1 and Class X-2 Certificates, respectively will be equal to the aggregate principal balance of the Class A Certificates. On the Closing Date, the Notional Amount of each of the Class X Certificates will be equal to approximately $[1,944,000,000]. On each Distribution Date after the Distribution Date in [October 2007] or [November 2007], as applicable, the Notional Amount of the Class X-1 and Class X-2 Certificates, respectively will be equal to zero. The Class X Certificates will accrue interest on their related Notional Amounts and will not be entitled to any payment of principal.

(5) The Class X-1 Certificates will accrue, up to and including the Distribution Date in [October 2007], at a variable rate equal to the excess, if any, of (i) the certificate interest rate of the Class A-7 Certificates over (ii) the weighted average certificate interest rate of the Class A Certificates based on its Notional Amount, as described above. After the Distribution Date in [October 2007], the Class X-1 Certificates will not accrue any interest.

                          [RBS Greenwich Capital LOGO]

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

(6) The Class X-2 Certificates will accrue, up to and including the Distribution Date in [November 2007], at a variable rate equal to the excess, if any, of (i) the weighted average pass-through rate of the Mortgage Loans over the greater of (ii) (a) the certificate interest rate of the Class A-7 Certificates based on its Notional Amount, as described above and (b) the weighted average certificate interest rate of the Class A Certificates based on its Notional Amount, as described above . After the Distribution Date in [November 2007], the Class X-2 Certificates will not accrue any interest.

(7) For every Distribution Date on or prior to the Auction Distribution Date, the Class A Certificates (other than the Class A-7 Certificates) will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Mandatory Auction, the Class A Certificates (other than the Class A-7 Certificates) will have an interest rate equal to the Net WAC of the Mortgage Loans.

(8) For every Distribution Date on or prior to the Weighted Average Roll Date, the Class A-7 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Weighted Average Roll Date, the Class A-7 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

                          [RBS Greenwich Capital LOGO]

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor and
Master Servicer:           Washington Mutual Mortgage Securities Corp.
                           ("WMMSC").

Servicer:                  Washington Mutual Bank, FA ("WMBFA").

Underwriter:               Greenwich Capital Markets, Inc.

Dealer:                    WaMu Capital Corp., a Washington Mutual, Inc.
                           Company.

Trustee:                   Deutsche Bank National Trust Company.

Rating Agencies:           [Moody's, S&P and Fitch] will rate the
                           Certificates, except the Class B-6 Certificates.
                           The Class B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:              December 1, 2002.

Expected Pricing Date:     On or about December 13, 2002.

Closing Date:              On or about December 23, 2002.

Distribution Date:         The 25th of each  month (or if such day is not a
                           business day, the next succeeding business day), commencing in January 2003.

Servicing Fee:             0.375% per annum of the aggregate principal balance
                           of the Mortgage Loans.

Master Servicing Fee:      0.050% per annum of the aggregate principal balance
                           of the Mortgage Loans.

Certificates:              The Class X-1 and Class X-2  Certificates  (the
                           "Class X Certificates" or "Offered Certificates") are being offered publicly.

                           The "Senior Certificates" will consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 Certificates (the "Class A Certificates"), the Class X Certificates and the Class R Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:          The Class X, Class A-3, Class A-4,
                           Class A-5, Class A-6, Class A-7 and Class A-8
                           Certificates settle with accrued interest. The price to be paid by investors for the Class X, Class A-3, Class A-4, Class A-5, Class A-6, Class
                           A-7 and Class A-8 Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (22 days).

                           The Class A-1 and Class A-2 Certificates settle flat.

                          [RBS Greenwich Capital LOGO]

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:   The interest accrual period with respect to the
                           Class X, Class A-3, Class A-4, Class A-5, Class A-6,
                           Class A-7 and Class A-8 Certificates for a given
                           Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

                           The interest accrual period for the Class A-1 and Class A-2 Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on a 30/360 basis).

Registration:              The Offered Certificates will be made available
                           in book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:     It is anticipated that the Offered Certificates
                           will be treated as REMIC regular interests for federal tax income purposes.

ERISA Eligibility:         The Offered Certificates are expected to be ERISA
                           eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class X Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:           The Offered Certificates are expected to constitute
                           "mortgage related securities" for purposes of SMMEA.

Auction Administrator:     Deutsche Bank National Trust Company.

Mandatory Auction:         Five business days prior to the Distribution Date
                           in [October 2007] (the "Auction Distribution
                           Date"), the Auction Administrator will auction each of the Class A-1, Class A-2, Class A-3, Class
                           A-4, Class A-5, Class A-6 and Class A-8
                           Certificates to third-party investors. The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Class A-1, Class A-2, Class A-3,
                           Class A-4, Class A-5, Class A-6 and Class A-8
                           Certificates on the Auction Distribution Date.
                           These holders will be obligated to tender their respective Certificates to the Auction
                           Administrator.

                           The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:         Greenwich Capital Derivatives, Inc. The Royal Bank
                           of Scotland, Plc. ("RBS") will guarantee the obligations of the Swap Counterparty under the swap contract. The long-term debt obligations of RBS are rated "AA-" by S&P, "AA" by Fitch and "Aa1" by Moody's.

                          [RBS Greenwich Capital LOGO]

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Auction Price:             The price at which the Auction Administrator sells
                           each of the Class A-1, Class A-2, Class A-3,
                           Class A-4, Class A-5, Class A-6 and Class A-8
                           Certificates to the third-party investors.

Par Price:                 With respect to each of the Class A-3, Class A-4,
                           Class A-5, Class A-6 and Class A-8 Certificates, the sum of (i) the principal balance of the related Class A-3, Class A-4, Class A-5, Class A-6 and Class A-8 Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date and (ii) accrued interest on such Class A-3, Class A-4, Class A-5,
                           Class A-6 and Class A-8 Certificates from the first day of the month in which the Auction
                           Distribution Date occurs, up to but excluding the Auction Distribution Date.

                           With respect to each of the Class A-1 and Class A-2 Certificates, the principal balance of the related Class A-1 and Class A-2 Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date.

Optional Termination:      The terms of the transaction allow for a termination
                           of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage
                           Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Weighted Average
Roll Date:                 The Distribution Date in [November 2007].

Mortgage Loans:            As of the Cut-Off Date, the aggregate principal
                           balance of the mortgage loans described herein was approximately $[1,738,825,637] of non-convertible, adjustable rate One Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM") (the
                           "Statistical Calculation Mortgage Loans"). Each
                           Statistical Calculation Mortgage Loan has an original term to maturity of 30 years. As of the Cut-off Date, approximately [72.29]% of the Statistical Calculation Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the mortgage loan over its remaining 25 year term. The
                           Statistical Calculation Mortgage Loans are secured by first liens on one- to four-family residential properties. See Statistical Information and attached collateral descriptions for more information. On or prior to the Closing Date, it is expected that certain of the Statistical
                           Calculation Mortgage Loans may be removed from the trust and additional mortgage loans having similar characteristics to the Statistical Calculation
                           Mortgage Loans will be added to the trust (the
                           "Additional Mortgage Loans", and together with the Statistical Calculation Mortgage Loans, the
                           "Mortgage Loans").

Statistical Information:   The information set forth herein with respect to
                           the Statistical Calculation Mortgage Loans is expected to be representative of the characteristics of the Mortgage Loans that will be included in the trust on the Closing Date. It is expected that principal payments will reduce the principal balance of the Statistical Calculation
                           Mortgage Loans by the Closing Date, that certain of the Statistical Calculation Mortgage Loans will not be included in the trust on the Closing Date, and that Additional Mortgage Loans will be added to the trust by the Closing Date. Solely for determining the principal balances of the Offered
                           Certificates in order to minimize the variance of the principal balance of the Offered Certificates as of the Closing Date, it is estimated but not guaranteed that the aggregate principal balance of the Mortgage Loans will be approximately
                           $[2,000,000,000] as of the Cut-off Date. It is not expected that the initial principal balance of any class of Offered Certificates (as shown on the second page) will increase or decrease by more than 10% by the Closing Date.

                          [RBS Greenwich Capital LOGO]

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:        Senior/subordinate, shifting interest structure.
                           The credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.80]% total subordination.

Shifting Interest:         Until the first Distribution Date occurring after
                           December 2009, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates (other than the Class X Certificates) are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                           The prepayment percentages on the Subordinate Certificates are as follows:

                           Periods:                       Unscheduled Principal Payments (%)
                           --------                       ----------------------------------
                           January 2003 - December 2009            0% Pro Rata Share
                           January 2010 - December 2010           30% Pro Rata Share
                           January 2011 - December 2011           40% Pro Rata Share
                           January 2012 - December 2012           60% Pro Rata Share
                           January 2013 - December 2013           80% Pro Rata Share
                           January 2014 and after                100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in January 2006, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in January 2006, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                           In the event the current senior percentage
                           (aggregate principal balance of the Senior
                           Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess
                           losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate
                           Certificates in reverse order of their numerical
                           Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior
                           Certificates (other than the Class X
                           Certificates, in the case of the principal portion of such losses) until each respective class principal balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates, in the case of the principal portion of such losses) on a pro rata basis.

                          [RBS Greenwich Capital LOGO]

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of
Distributions:             Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:

                           1)   Senior Certificates, accrued and unpaid
                                interest, at the related Certificate Interest Rate;

                           2) Class R Certificate, principal, until its certificate principal balance is reduced to zero;

                           3) To the Class A Certificates, concurrently, paid pro-rata:

                                (I)  To the Class A Certificates (except the
                                     Class A-7 and Class A-8 Certificates),
                                     sequentially:

                                     (a)  To the Class A-1 and Class A-2
                                          Certificates, concurrently, 60.00%
                                          and 40.00%, of principal,
                                          respectively, until the certificate
                                          principal balance of the Class A-1
                                          Certificates is reduced to zero;

                                     (b)  To the Class A-2, Class A-3, Class
                                          A-4, Class A-5 and Class A-6
                                          Certificates, in sequential order,
                                          principal, until their respective
                                          certificate principal balances are
                                          reduced to zero;

                                (II) To the Class A-7 and Class A-8
                                     Certificates concurrently, pro-rata
                                     until their respective certificate
                                     principal balances are reduced to zero;

                           4)   Class B-1, Class B-2 and Class B-3
                                Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                           5)   Class B-4, Class B-5 and Class B-6
                                Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                           6)   Class R Certificate, any remaining amount.

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                     WaMu Mortgage Pass-Through Certificates
                                Series 2002-AR19
          30 Year 5/1 Hybrid ARM Statistical Calculation Mortgage Loans
                       Preliminary Collateral Information
                             As of December 1, 2002

TOTAL CURRENT BALANCE:       $1,738,825,637
NUMBER OF LOANS:                      2,831

                                                        Minimum               Maximum
AVG CURRENT BALANCE:         $   614,208.99           $272,000.00          $1,500,000.00
AVG ORIGINAL BALANCE:        $   614,816.66           $322,905.00          $1,500,000.00

WAVG LOAN RATE:                       5.294 %               4.000 %                8.125 %
WAVG GROSS MARGIN:                    2.749 %               2.000 %                3.250 %
WAVG MAXIMUM LOAN RATE:              10.313 %               9.000 %               13.125 %
WAVG PERIODIC RATE CAP:               2.000 %               2.000 %                2.000 %
WAVG FIRST RATE CAP:                  5.000 %               5.000 %                5.000 %
WAVG ORIGINAL LTV:                    63.66 %                9.62 %                95.00 %

WAVG CREDIT SCORE:                      738                   617                    861

WAVG ORIGINAL TERM:                     360 months            360 months             360 months
WAVG REMAINING TERM:                    359 months            329 months             360 months
WAVG SEASONING:                           1 months              0 months              31 months
WAVG NEXT RATE RESET:                    59 months             29 months              61 months
WAVG RATE ADJ FREQ:                      12 months             12 months              12 months
WAVG FIRST RATE ADJ FREQ:                60 months             60 months              60 months

TOP STATE CONC ($):          54.99 % California, 7.64 % New York, 5.87 % Illinois
MAXIMUM ZIP CODE CONC ($):   1.20 % 94025

FIRST PAY DATE:                                      Jun 01, 2000           Feb 01, 2003
RATE CHANGE DATE:                                    May 01, 2005           Jan 01, 2008
MATURE DATE:                                         May 01, 2030           Jan 01, 2033

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                 Number of      Outstanding as of   Outstanding as of
INDEX:                         Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
1 YR CMT                                2,831    1,738,825,637.38              100.00
----------------------------   --------------   -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                 Number of      Outstanding as of   Outstanding as of
PRODUCT:                       Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
5/1 I/O Hybrid                          1,828    1,257,008,047.76               72.29
5/1 Hybrid                              1,003      481,817,589.62               27.71
----------------------------   --------------   -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                 Number of      Outstanding as of   Outstanding as of
DELINQUENCY:                   Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Current                                 2,831    1,738,825,637.38              100.00
----------------------------   --------------   -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                 Number of      Outstanding as of   Outstanding as of
CURRENT BALANCE ($):           Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
  272,000.00 -   300,000.00                 1          272,000.00                0.02
  300,000.01 -   400,000.00               698      254,079,333.71               14.61
  400,000.01 -   500,000.00               651      293,809,063.97               16.90
  500,000.01 -   600,000.00               423      233,790,097.70               13.45
  600,000.01 -   700,000.00               286      185,949,519.49               10.69
  700,000.01 -   800,000.00               178      134,563,431.38                7.74
  800,000.01 -   900,000.00               111       95,065,455.12                5.47
  900,000.01 - 1,000,000.00               180      175,388,194.00               10.09
1,000,000.01 - 1,100,000.00               123      128,423,027.00                7.39
1,100,000.01 - 1,200,000.00                40       46,485,899.00                2.67
1,200,000.01 - 1,300,000.00                52       65,601,097.91                3.77
1,300,000.01 - 1,400,000.00                39       53,023,650.00                3.05
1,400,000.01 - 1,500,000.00                49       72,374,868.10                4.16
----------------------------   --------------   -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   =================

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                 Number of      Outstanding as of   Outstanding as of
LOAN RATE (%):                 Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
4.000 - 4.000                               1          604,800.00                0.03
4.001 - 4.500                              13        7,109,100.00                0.41
4.501 - 5.000                             336      208,960,019.82               12.02
5.001 - 5.500                           2,177    1,352,561,720.40               77.79
5.501 - 6.000                             286      160,522,753.74                9.23
6.001 - 6.500                              12        5,819,008.22                0.33
6.501 - 7.000                               4        1,951,239.48                0.11
7.001 - 7.500                               1          321,995.72                0.02
8.001 - 8.125                               1          975,000.00                0.06
----------------------------   ---------------  -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                 Number of      Outstanding as of   Outstanding as of
GROSS MARGIN (%):              Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
2.000                                       1        1,400,000.00                0.08
2.272                                       1          351,000.00                0.02
2.600                                      11        6,918,430.94                0.40
2.650                                       2        2,150,000.00                0.12
2.750                                   2,805    1,721,587,206.44               99.01
2.780                                       1          550,000.00                0.03
2.850                                       4        3,519,000.00                0.20
3.125                                       3        1,282,000.00                0.07
3.250                                       3        1,068,000.00                0.06
----------------------------   --------------   -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                 Number of      Outstanding as of   Outstanding as of
MAXIMUM LOAN RATE (%):         Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
 9.000  -  9.000                            1          604,800.00                0.03
 9.001  -  9.500                           12        6,675,100.00                0.38
 9.501  - 10.000                          332      206,436,538.70               11.87
10.001  - 10.500                        2,154    1,336,202,373.57               76.85
10.501  - 11.000                          273      151,788,747.05                8.73
11.001  - 11.500                           35       23,147,155.05                1.33
11.501  - 12.000                           21       11,203,927.29                0.64
12.001  - 12.500                            1          321,995.72                0.02
12.501  - 13.000                            1        1,470,000.00                0.08
13.001  - 13.125                            1          975,000.00                0.06
----------------------------   --------------   -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   ================

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                 Number of      Outstanding as of   Outstanding as of
FIRST RATE CAP (%):            Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
5.000                                   2,831    1,738,825,637.38              100.00
----------------------------   --------------   -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                 Number of      Outstanding as of   Outstanding as of
PERIODIC RATE CAP (%):         Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
2.000                                   2,831    1,738,825,637.38              100.00
----------------------------   --------------   -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                 Number of      Outstanding as of   Outstanding as of
ORIGINAL TERM (Months):        Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
360                                     2,831    1,738,825,637.38              100.00
----------------------------   --------------   -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                 Number of      Outstanding as of   Outstanding as of
REMAINING TERM (Months):       Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
329 - 330                                   1          975,000.00                0.06
343 - 348                                   6        2,910,143.22                0.17
349 - 354                                   8        4,648,598.75                0.27
355 - 360                               2,816    1,730,291,895.41               99.51
----------------------------   --------------   -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   =================

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
RATE CHANGE DATE:              Mortgage Loans    the Cut-off Date   the Cut-off Date
----------------------------   --------------   -----------------   -----------------
05/01/05                                    1          975,000.00                0.06
10/01/06                                    3        1,421,734.71                0.08
11/01/06                                    1          540,000.00                0.03
12/01/06                                    2          948,408.51                0.05
01/01/07                                    2        1,197,710.08                0.07
02/01/07                                    2        1,363,123.75                0.08
05/01/07                                    2        1,047,364.92                0.06
06/01/07                                    2        1,040,400.00                0.06
07/01/07                                    4        2,366,509.03                0.14
08/01/07                                   14       10,359,648.40                0.60
09/01/07                                   82       49,735,265.14                2.86
10/01/07                                  135       75,995,468.24                4.37
11/01/07                                  882      526,290,382.98               30.27
12/01/07                                1,630    1,026,393,732.00               59.03
01/01/08                                   69       39,150,889.62                2.25
----------------------------   --------------   -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
ORIGINAL LTV (%):              Mortgage Loans    the Cut-off Date   the Cut-off Date
----------------------------   --------------   -----------------   -----------------
 9.62 - 10.00                               1          500,000.00                0.03
10.01 - 15.00                               2          972,300.00                0.06
15.01 - 20.00                              14        9,286,408.71                0.53
20.01 - 25.00                              38       27,258,460.38                1.57
25.01 - 30.00                              48       32,630,957.48                1.88
30.01 - 35.00                              59       39,476,272.61                2.27
35.01 - 40.00                              76       53,545,419.30                3.08
40.01 - 45.00                             103       71,291,735.08                4.10
45.01 - 50.00                             156      104,154,346.17                5.99
50.01 - 55.00                             160      106,237,530.88                6.11
55.01 - 60.00                             218      145,659,519.78                8.38
60.01 - 65.00                             247      167,639,406.14                9.64
65.01 - 70.00                             414      273,407,955.07               15.72
70.01 - 75.00                             527      299,273,769.02               17.21
75.01 - 80.00                             744      398,054,447.76               22.89
80.01 - 85.00                               2          722,876.32                0.04
85.01 - 90.00                              18        7,027,756.84                0.40
90.01 - 95.00                               4        1,686,475.84                0.10
----------------------------   --------------   -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   =================

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
CREDIT SCORE:                  Mortgage Loans    the Cut-off Date   the Cut-off Date
----------------------------   --------------   -----------------   -----------------
617 - 650                                  96       47,874,806.26                2.75
651 - 700                                 296      158,540,855.76                9.12
701 - 750                               1,281      815,237,870.87               46.88
751 - 800                               1,114      693,379,425.55               39.88
801 - 850                                  43       23,392,678.94                1.35
851 - 861                                   1          400,000.00                0.02
----------------------------   --------------   -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
AMORTIZATION:                  Mortgage Loans    the Cut-off Date   the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Interest Only                           1,828    1,257,008,047.76               72.29
Fully Amortizing                        1,003      481,817,589.62               27.71
----------------------------   --------------   -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
DOCUMENTATION:                 Mortgage Loans    the Cut-off Date   the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Reduced Documentation                   1,316      902,036,612.17               51.88
Full Documentation                      1,514      836,381,025.21               48.10
Unknown                                     1          408,000.00                0.02
----------------------------   --------------   -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
OCCUPANCY:                     Mortgage Loans    the Cut-off Date   the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Primary                                 2,702    1,664,635,412.54               95.73
Second Home                               128       73,850,224.84                4.25
Non-owner                                   1          340,000.00                0.02
----------------------------   --------------   -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
PROPERTY TYPE:                 Mortgage Loans    the Cut-off Date   the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Single Family                           2,577    1,601,435,190.24               92.10
Condominium                               241      129,442,521.28                7.44
Cooperative                                 9        5,737,675.86                0.33
Duplex                                      4        2,210,250.00                0.13
----------------------------   --------------   -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   =================

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
PURPOSE:                       Mortgage Loans    the Cut-off Date   the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Rate/Term Refinance                     1,499      910,384,603.79               52.36
Cash Out Refinance                        866      555,165,478.62               31.93
Purchase                                  466      273,275,554.97               15.72
----------------------------   --------------   -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   =================

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                 Number of      Outstanding as of   Outstanding as of
STATES:                        Mortgage Loans   the Cut-off Date    the Cut-off Date
----------------------------   --------------   -----------------   -----------------
Alabama                                     2          725,000.00                0.04
Arizona                                    51       27,276,553.97                1.57
Arkansas                                    1          405,907.00                0.02
California                              1,477      956,147,059.07               54.99
Colorado                                  117       64,330,474.10                3.70
Connecticut                               100       72,762,067.12                4.18
District of Columbia                        9        5,156,150.00                0.30
Florida                                    48       25,462,071.00                1.46
Georgia                                    29       18,063,849.94                1.04
Idaho                                       3        1,517,600.00                0.09
Illinois                                  194      102,120,858.42                5.87
Indiana                                     7        3,574,666.86                0.21
Iowa                                        2          988,619.91                0.06
Kansas                                      6        3,344,000.00                0.19
Kentucky                                    5        2,333,760.21                0.13
Maine                                       2          699,200.00                0.04
Maryland                                   40       23,380,917.77                1.34
Massachusetts                             165       84,605,388.25                4.87
Michigan                                   55       29,182,880.30                1.68
Minnesota                                   9        6,278,050.00                0.36
Missouri                                   21       11,254,387.66                0.65
Nevada                                     14        6,965,275.00                0.40
New Hampshire                               8        2,864,573.14                0.16
New Jersey                                 41       24,025,144.79                1.38
New Mexico                                  1          420,000.00                0.02
New York                                  185      132,782,443.01                7.64
North Carolina                             18        8,680,308.55                0.50
Ohio                                       14        9,168,319.59                0.53
Oregon                                     16        9,453,850.00                0.54
Pennsylvania                               17       11,519,897.23                0.66
Rhode Island                                4        1,884,644.26                0.11
South Carolina                             14        7,253,117.59                0.42
Tennessee                                   3        1,481,250.00                0.09
Texas                                      18        9,633,045.00                0.55
Utah                                       18       11,204,279.70                0.64
Vermont                                     2          896,000.00                0.05
Virginia                                   24       11,663,631.45                0.67
Washington                                 83       45,806,388.82                2.63
Wisconsin                                   7        3,170,007.67                0.18
Wyoming                                     1          344,000.00                0.02
----------------------------   --------------    ----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============    ================   =================

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                 Number of      Outstanding as of   Outstanding as of
NORTH/SOUTH CA BREAKOUT:       Mortgage Loans    the Cut-off Date   the Cut-off Date
----------------------------   --------------   -----------------   -----------------
CA-NORTH                                  819      530,868,109.30               30.53
CA-SOUTH                                  658      425,278,949.77               24.46
OUTSIDE CA                              1,354      782,678,578.31               45.01
----------------------------   --------------   -----------------   -----------------
Total                                   2,831    1,738,825,637.38              100.00
============================   ==============   =================   =================

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
TOP 50 PROP ZIP (CA)           Mortgage Loans    the Cut-off Date   the Cut-off Date
----------------------------   --------------   -----------------   -----------------
94025 Menlo Park, CA                       25       20,902,750.00                1.20
90210 Beverly Hills, CA                    19       20,445,050.00                1.18
95070 Saratoga, CA                         23       19,658,492.00                1.13
94010 Burlingame, CA                       23       19,206,350.00                1.10
94920 Belvedere Tiburon, CA                19       16,804,700.00                0.97
90049 Los Angeles, CA                      22       16,652,230.00                0.96
92660 Newport Beach, CA                    24       16,228,388.52                0.93
92651 Laguna Beach, CA                     21       14,869,868.75                0.86
90402 Santa Monica, CA                     14       14,297,910.05                0.82
92657 Newport Coast, CA                    17       13,714,480.00                0.79
94506 Danville, CA                         19       12,940,024.37                0.74
94022 Los Altos, CA                        13       12,673,100.00                0.73
95030 Los Gatos, CA                        13       12,348,000.00                0.71
94941 Mill Valley, CA                      17       12,290,700.00                0.71
95120 San Jose, CA                         18       12,002,500.00                0.69
92625 Corona del Mar, CA                   16       12,000,500.00                0.69
94024 Los Altos, CA                        15       11,775,750.00                0.68
92677 Laguna Niguel, CA                    20       11,675,550.00                0.67
94611 Oakland, CA                          18       11,515,150.00                0.66
94062 Redwood City, CA                     12       11,029,000.00                0.63
95138 San Jose, CA                         15       10,980,285.26                0.63
90272 Pacific Palisades, CA                11       10,709,950.00                0.62
94301 Palo Alto, CA                        12       10,551,851.00                0.61
94904 Greenbrae, CA                        12       10,161,700.00                0.58
90265 Malibu, CA                           12       10,159,500.00                0.58
94901 San Rafael, CA                       17        9,674,000.00                0.56
92024 Encinitas, CA                        15        9,376,070.00                0.54
94539 Fremont, CA                          12        8,939,050.00                0.51
90266 Manhattan Beach, CA                  11        8,873,999.99                0.51
92067 Rancho Santa FE, CA                   8        8,838,300.00                0.51
94526 Danville, CA                         15        8,561,000.00                0.49
94566 Pleasanton, CA                        9        8,165,450.00                0.47
92037 La Jolla, CA                         10        7,727,000.00                0.44
94563 Orinda, CA                           11        7,289,178.94                0.42

                          [RBS Greenwich Capital LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                     % of Aggregate
                                                Principal Balance   Principal Balance
                                  Number of     Outstanding as of   Outstanding as of
TOP 50 PROP ZIP (CA) (Cont.)   Mortgage Loans    the Cut-off Date   the Cut-off Date
----------------------------   --------------   -----------------   -----------------
92130 San Diego, CA                        13        7,259,900.00                0.42
91302 Calabasas, CA                         7        6,462,350.00                0.37
91362 Thousand Oaks, CA                     7        6,285,588.92                0.36
92009 Carlsbad, CA                         11        6,021,524.93                0.35
94070 San Carlos, CA                       10        5,990,000.00                0.34
90069 West Hollywood, CA                    9        5,968,000.00                0.34
94507 Alamo, CA                             8        5,547,000.00                0.32
94957 Ross, CA                              5        5,512,060.00                0.32
94118 San Francisco, CA                     7        5,299,850.00                0.30
90024 Los Angeles, CA                       8        5,226,852.04                0.30
94123 San Francisco, CA                     7        5,107,850.00                0.29
92648 Huntington Beach, CA                  8        4,936,566.00                0.28
95014 Cupertino, CA                         7        4,841,565.60                0.28
93923 Carmel, CA                            6        4,794,000.00                0.28
92663 Newport Beach, CA                     8        4,770,200.00                0.27
94303 Palo Alto, CA                         8        4,637,509.03                0.27
----------------------------   --------------   -----------------   -----------------
Total                                     667      511,698,645.40               29.43
============================   ==============   =================   =================

                          [RBS Greenwich Capital LOGO]